Opko health, Inc. Annual shareholders meeting June 15, 2017 Exhibit 99.1

This presentation contains “forward-looking statements,” as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as “expects,” “plans,” “projects,” “will,” “may,” “anticipates,” “believes,” “should,” “intends,” “estimates,” “potential,” and other words of similar meaning, including statements regarding our estimated revenues and financial projections, whether we will improve profitability and cash flow through revenue cycle management, our ability to reduce costs and improve profit margins by the end of 2017 and grow profit through 2018 in line with industry, the potential for our products under development, continued expansion in adoption rates and patient access for Rayaldee, expected growth in sales of Rayaldee and the 4Kscore test, the expansion of our renal field sales force and the timelines for doing so, expectations regarding the KDIGO guideline recommendations, expected milestones and royalties from the outlicense of our products, our ability to develop Rayaldee for additional indications, including stage 5 CKD, that the outcome of our clinical trials and validation studies will support marketing approval or commercialization for our products, the expected market penetration and size of the market for our products, the expected timing for commencing, completing and announcing results for our clinical trials, the timing for release of trial data and seeking and obtaining FDA and European regulatory approvals as well as reimbursement coverage for our products, our ability to obtain a positive coverage determination for the 4Kscore, and the timing of commercial launch of our product candidates. These forward-looking statements are only predictions and reflect our views as of the date they were made, and we undertake no obligation to update such statements. Such statements are subject to many risks and uncertainties that could cause our activities or actual results to differ materially from the activities and results anticipated in forward looking statements, including risks inherent in funding, developing and obtaining regulatory approvals of new, commercially viable and competitive products and treatments, the success of our collaboration with Pfizer and Vifor Fresenius, general market factors, competitive product development, product availability, federal and state regulations and legislation, delays associated with development of novel technologies, unexpected difficulties and delays in validating and testing product candidates, the regulatory process for new products and indications, manufacturing issues that may arise, the cost of funding lengthy research programs, the need for and availability of additional capital, the possibility of infringing a third party’s patents or other intellectual property rights, the uncertainty of obtaining patents covering our products and processes and in successfully enforcing them against third parties, and the possibility of litigation, among other factors, including all of the risks identified under the heading Risk Factors in our Annual Report on Form 10-K and other filings with the Securities and Exchange Commission.

Rayaldee sends A clear message:

Adoption of Rayaldee is Steadily Expanding Source: IMS Data

Patient ACCESS to Rayaldee is STEADILY Expanding

Sales and Medical Forces are expanding Our field sales force at launch (35 Reps and 5 Regional Managers) was sized significantly smaller than most competitive field forces in nephrology. Our field medical force at launch (12 MSLs) was sized significantly smaller than most competitive medical forces in nephrology. Over the next 90 days, we are planning to increase the size of the field sales force (to 70 Reps and 7 Regional Managers).

Updated clinical practice guideline expected this month Updated KDIGO guideline for CKD-Mineral and Bone Disorder is expected to be available online in June, and published shortly afterwards in Kidney International. Under the draft guideline: Calcitriol and its 1α-hydroxylated vitamin D analogs are not suggested for routine use in adult patients with SHPT and CKD stages 3-4 (non-dialysis). Nutritional vitamin D supplements (cholecalciferol or ergocalciferol) are characterized as “unproven”.

RAYALDEE license with vifor Fresenius joint venture Terms of global collaboration with Vifor Fresenius Medical Care Renal Pharma (VFMCRP): Up to $282 million in upfront and milestone payments to OPKO ($50M to date) Up to $555 million more if VFMCRP exercises option for U.S. dialysis market Double digit tiered royalties OPKO and VFMCRP funding development program for hemodialysis indication VFMCRP responsible for funding: All commercialization activities in the territory All development costs necessary for approval in stage 3-4 CKD VFMCRP has rights to commercialize RAYALDEE worldwide excluding OPKO’s territory: U.S., Central and South America (except for Mexico), Russia, China, Taiwan, Japan FINANCIAL COMMERCIAL DEVELOPMENT

Additional progress on Rayaldee New Drug Submission (NDS) filed in Canada in May 2017 Phase 2 trial in hemodialysis patients targeted to start in Q4 2017 Licensing efforts for other ex-US territories ongoing Marketing Authorization Application (MAA) in EU targeted for H1 2018

Strong Growth – Build Further Momentum Specialized sales force for Urology Sales incentive program TV advertisement in Northeast Expanded coverage 107% growth

Medicare and all large national payers providing good coverage Strong scientific and commercial presence at AUA (Boston, May 2017) VA clinical trial à VA formulary Study to address Palmetto LCD issue underway NCCN Guidelines update: positive for 4Kscore and Prostate Cancer Hereditary Panel testing 4Kscore Marketing Update

PSA clinical trial data collection closing in early July PMA preparation underway Testosterone assay meets performance goals and in final stages of development 510(k) filing in 1Q2018 CLAROS UPDATE

hGH-CTP PROGRAM STATUSPROGRAM STATUS Initiated Phase 3 pediatric hGH-CTP study in December 2016 220 patients, non-inferiority comparison of weekly hGH-CTP to daily growth hormone Global study CROs selected; sites initiated in December Easy-to-use, disposable, refrigerated pen device Phase 3 adult hGH-CTP Conducting post hoc outlier analysis No safety concerns Switching to pen device in open label extension Initiating pediatric hGH-CTP registration study in Japan 44 patients, comparison of weekly hGH-CTP to daily growth hormone Same pen device, dosage and formulation used in global study

PEN INJECTION DEVICE FOR GROWTH HORMONE

OPK–88004 SELECTIVE ANDROGEN RECEPTOR MODULATOR (SARM) FOR THE TREATMENT OF BPH

OPKO

BENIGN PROSTATE HYPERPLASIA

- Enlarged prostate in men caused by changes in hormone balance and in cell growth
- > 50% of male over 70 years of age have BPH

MECHANISM OF ACTION

- OPK-88004, a selective androgen receptor modulator
  - Antagonistic effects on prostate
  - Anabolic effects on other tissues (i.e. muscle and bone)

OPK-88004 PHASE 2 STUDY IN 350 MALE SUBJECTS



ANTAGONISTIC EFFECTS
PSA (PSA ≥ 3 ng/mL at baseline)
Change from baseline (gm)
0.8
0.6
0.4
0.2
0.0
-0.2
-0.4
-0.6
-0.8
-1.0
Tadalafil 5 or 10 mg (N=21)
OPK 5 mg ± Tadalafil 5 mg (N=12)



ANABOLIC EFFECTS
Lean body mass
Change from baseline (gm)
2,000
1,500
1,000
500
0
-500
Tadalafil 10 mg (N=72)
OPK 5 mg Tadalafil 5 mg (N=71)
Muscle power
Change from baseline (Watts)
40
30
20
10
0
-10
-20
Tadalafil 10 mg (N=58)
OPK 5 mg Tadalafil 5 mg (N=62)
Fat mass
Change from baseline (gm)
250
0
-250
-500
-750
-1,000
Tadalafil 10 mg (N=72)
OPK 5 mg Tadalafil 5 mg (N=71)

15

OPK-88004 SELECTIVE ANDROGEN RECEPTOR MODULATOR (SARM) FOR THE TREATMENT OF BPH Once-a-day Dosing in Men with Signs and Symptoms of Benign Prostatic Hyperplasia 100 naïve BPH patients Expected to start in 2H 2017 OPK-88004 PHASE 2b CLINICAL STUDY (SAR 202) Urinary stress incontinence Bladder leakage with physical activity One in three women experiences stress incontinence in her life Frailty in dialysis patients Frailty is common in dialysis patients of all ages and is a sensitive marker of morbidity and mortality As high as 73% of hemodialysis patients may experience frailty and subsequent decrease in quality of life OPK-88004 -OTHER POTENTIAL INDICATIONS

26 million diabetics in US: drug development focused on: blood glucose control and reducing body weight OPK-88003 is an once-weekly analog with both GLP-1 and glucagon activity Data support that combining GLP-1 and glucagon activity provides superior weight loss Data from phase 2 study in 420 type 2 diabetes patients (week 12): OPK-88003 OXYNTOMODULIN ANALOG FOR THE TREATMENT OF TYPE 2 DIABETES AND OBESITY HbA1c change from baseline % Body weight change from baseline % Patients with ≥ 5% weight loss p=0.025 Change from baseline (%) Change from baseline (%) % Patients Phase 2b dose-escalation study expected to start by the end of the year Preparation of pen and formulation for phase 3 is ongoing OPK-88003 CLINICAL DEVELOPMENT

OPK-88002 NK 1 ANTAGONIST FOR THE TREATMENT OF PRURITUS IN DIALYSIS PATIENTS Major medical need and requires management 70 to 90% of patients Kidney dialysis patients suffer from Pruritus PRURITUS IN DIALYSIS PATIENTS Expected to begin in 2H 2017 PHASE 2a CLNICAL STUDY Acute and chronic pruritus (“itching”) occurs in 10% to 15% of the population Most prevalent in skin, kidney and liver diseases Substance P is implicated in pruritus NK-1 antagonists block substance P activity and has been shown to reduce itching in human trials PRURITUS

OPKO Shareholders Presentation June 15th, 2017 BioReference Laboratories

The Vision… We will be the premium provider of laboratory medicine and pathology consultation services and the definitive leader in diagnostic innovations. The Metric… We will be the laboratory that physicians, healthcare systems, and patients request for their testing and diagnosis. The Focus… Partner with healthcare providers, integrated health systems, payers, and patients to provide diagnostic information that preserves and prolongs health and more efficiently and effectively guides the precision treatment of disease.

Tectonic Shifts In The Healthcare Ecosystem In Recent Years Consolidation and Integration Move from reimbursement by volume of care to risk-based, metric-driven ”value” of care Why? It’s the right thing to do. The economic ecosystem is finally aligning with the right thing to do. The pace of transition is accelerating… But we are still in transition.

Company Highlights Third largest clinical lab in USA Receives specimens from 40,000 patient per day Accounts in all 50 states 300 Patient Service Centers and 600 In-Office Phlebotomists Central laboratory in Elmwood Park, NJ GeneDx laboratory in Gaithersburg, MD Satellite clinical laboratories: Campbell, CA Melbourne, FL Tampa, FL Houston, TX

Key Assets – BRLI Complete portfolio of testing from routine to esoteric 42 board-certified, subspecialty trained pathologists 30 years of patient data, highly diverse and longitudinal Key Assets – GeneDx Premium brand in germline genomic testing – “the doctor’s doctor” Over 100 MD and PhD specialists in genomic medicine Over 100 Certified Genetic Counselors Largest portfolio of genomic tests in the country Leader in whole exome sequencing with largest patient database Proprietary software tools for bioinformatic analysis

Laboratorio Buena Salud BioReference Laboratories Clinical Laboratory GenPath Women’s Health GenPath Oncology GeneDx

BioReference Laboratories Company Challenges and Solutions New Leadership To Execute On New Vision Dr. Ben Solomon - Director of GeneDx John Mooney - CIO Aging Enterprise Systems Migration to Xifin billing system - 10/1/17 Deployment of SAP for accounting and enterprise resource management - 10/1/17 System and Process Overhaul Established Lean/Six Sigma Operational Excellence team Established Project Management Division Warren Erdmann - Chief of Staff and COO Deployment of SalesForce - In Progress Jane Pine Wood - Chief Legal and Compliance Officer Victoria Laughman - Head of Sales for GeneDx Complete restructuring of IT Team, Systems, and Data Systems – In Progress

Clinical Laboratory Value based payment systems Continued price compression PAMA Divisional Challenges GenPath Women’s Health Major changes in clinical guidelines for testing Pap Testing every 3 years GenPath Oncology Consolidation of oncology practices into integrated healthcare systems Requires IT expertise to rapidly interface into enterprise sytems GeneDx Pricing pressures by top-line focused startups Increasing demand for ease of access

The Strategy - Collaborative Partnerships Hospital Systems Lead with GeneDx Northwell Joint Venture University of California - Exclusive Contract Vanderbilt University 4K Score Kaiser Permanente Adoption by integrated healthcare systems Key Opinion Leader Support Opens the door to the remainder of the portfolio Growth by adoption of tests by owned and affiliated practicees

It’s All About The Data Patient-Centric Integration Improvement in Revenue Collection Machine Learning/Artificial Intelligence for Clinical Predictive Analytics Clinical Testing Decision Support

BioReference - our focus Profitability and cash flow Improve profitability and cash flow through a revenue cycle management program Focus on operational effectiveness to meaningfully reduce costs Target improved profit margins during 2017 Grow profit in 2018 and beyond to be in line with the industry

Historical growth and profitability (in 000’s) As a result of the acquisition, 2015 is not comparable and therefore is not reflected in the table or chart. Fiscal Year 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Net Revenues ,163,896 ,193,134 ,250,431 ,301,071 ,362,654 ,458,024 ,522,081 ,614,255 ,715,354 ,832,282 1,010,442 Net Income 7,621 11,291 13,957 15,617 21,850 26,381 36,359 42,156 45,825 46,758 24,711

Historical Cash Flows (in 000’s) Period Operating Cash Flows Capital Expenditures Free Cash Flows 2005 2,899 2,860 39 2006 5,200 2,859 2,341 2007 5,897 7,745 -1,848 2008 18,876 7,824 11,052 2009 24,366 8,749 15,617 2010 13,405 16,494 -3,089 2011 30,946 14,117 16,829 2012 53,098 15,715 37,383 2013 17,662 25,100 -7,438 2014 16,575 15,523 1,052 2016 ,129,147 11,251 ,117,896